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                      GS ADJUSTABLE RATE GOVERNMENT FUND
                     GOLDMAN SACHS GOVERNMENT INCOME FUND
                      GOLDMAN SACHS MUNICIPAL INCOME FUND
                       GOLDMAN SACHS GLOBAL INCOME FUND

                             CLASS A AND B SHARES

                      SUPPLEMENT DATED JANUARY 6, 1997 TO
                        PROSPECTUS DATED MARCH 1, 1996

The following supplements the information appearing under the sections "Offering Price--Class A Shares" and "Offering Price--Class B Shares" on pages 32 and 34, respectively:

  The entire amount of the sales charge attributable to Class A shares will be reallowed to Authorized Dealers and an additional commission equal to 0.50% of the amount invested in Class B shares will be paid to Authorized Dealers during the period January 1, 1997 through April 15, 1997 if such shares are purchased through any Individual Retirement Account (IRA), including self-directed IRAs.

The last paragraph under the section "Offering Price--Class A Shares" on page 33 will be revised as follows:

  (f) banks, trust companies or other types of depository institutions investing for accounts for which they do not have investment discretion; and

  (h) pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (i) buy shares costing $500,000 or more, or (ii) have at the time of purchase, 100 or more eligible participants, or (iii) certify that they project to have annual plan purchases of $200,000 or more, or (iv) are provided administrative services by a third party administrator that in the aggregate satisfies (i) or (iii) above.

  Goldman Sachs may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases (except relating to shares of the GS Adjustable Rate Government Fund) by plans satisfying the requirements set forth in (h) above equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. Purchases by such plans will be made at net asset value with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a contingent deferred sales charge (CDSC), as described in the Prospectus, of 1.00% will be imposed upon the plan sponsor or the third party administrator.

The following further supplements the information appearing under the section "Waiver or Reduction of Contingent Deferred Sales Charge" on page 35:

  The CDSC on Class B shares and Class A shares that are subject to a CDSC may be waived or reduced if the redemption relates to (a) retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company sponsored benefit plans (each a "Plan"); (b) excess contributions being returned to a Plan; (c) the death or disability (as defined in section 72 of the Code) of a participant or beneficiary in a Plan; (d) hardship withdrawals by a participant or beneficiary in a Plan; (e) satisfying the minimum distribution requirements of the Code; (f) the establishment of "substantially equal periodic payments" as described in Section 72(t) of the Code; or (g) the separation from service by a participant or beneficiary in a Plan.